Exhibit 99.1

Dragon Acquisition Changes Name to China Oumei Real Estate Inc., and Amends and
Restates Memorandum and Articles of Association

QINGDAO, China, August 6, 2010 /PRNewswire-Asia-FirstCall/ -- China Oumei Real Estate Inc. (the "Company," intended NASDAQ symbol is OMEI), formerly named Dragon Acquisition Corporation, a leading housing and real estate development company headquartered in Qingdao, Shandong province, China, today reported that its shareholders, during its extraordinary general meeting on August 6, 2010, approved special resolutions to change the name of the Company to "China Oumei Real Estate Inc." and to amend and restate the Company’s Memorandum and Articles of Association. The name change and the Amended and Restated Memorandum and Articles of Association of the Company became effective immediately upon the approval.

In addition to changes to reflect the new name of the Company, the Amended and Restated Memorandum and Articles of Association reflect certain other amendments to the Company’s previous Memorandum and Articles of Association that are designed to bring the Company’s Memorandum and Articles of Association more in line with current concepts of good corporate governance, to clarify some of its terms, and to conform more closely with those of other similar public companies.

For more information, including results of voting at the extraordinary general meeting of shareholders, please see the Company’s Current Report on Form 8-K that will be filed today.

About China Oumei Real Estate Inc.

China Oumei Real Estate Inc., through its Chinese subsidiaries, is one of the leading real estate developers in greater Qingdao, Shandong province, China. The Company develops and sells residential and commercial properties for middle and upper income customers in the Shandong province, including the cities of Qingdao, Weihai, and Weifang, as well as in other provinces of China.

Since the Company’s inception, it has completed 15 projects having a gross floor area of 1,191,722 square meters, of which 93.8% has been sold. In addition, the Company has seven projects under construction with a total gross floor area of 735,274 square meters. In its fiscal year ended December 25, 2009, the Company had total sales of $94.3 million, gross profit of $36.0 million, and net income of $24.3 million.

The Company has applied to have its ordinary shares trade on The NASDAQ Global Market, with the intended symbol of OMEI.

For more information, please visit http://www.chinaoumeirealestate.com.

Safe harbor statement

This news release may contain certain "forward-looking statements" relating to the business of China Oumei Real Estate Inc., and its subsidiary companies. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding: the effect of the private placement financing on the Company's business and operations and the ability of the Company to specifically fulfill its obligations under the contracts; the general ability of the Company to achieve its commercial objectives including further expansion of its business beyond the Shandong province; the business strategy, plans, and objectives of the Company and its subsidiaries; and any other statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

For more information, please contact:

China Oumei Real Estate Inc.

Mr. Yu Fei (English and Chinese)
Investor Relations Officer and Assistant to CFO
Tel: +86-532-8099-7968
Email: yufei0209@gmail.com

Christensen

Mr. Yuanyuan Chen (English and Chinese)
Tel: +86-10-5971-2001 in Beijing
Mobile: +86-139-2337-7882 in Beijing
Email: ychen@christensenir.com

Mr. Tom Myers (English)
Mobile: +86-139-1141-3520 in Beijing
Email: tmyers@christensenir.com

Ms. Kathy Li (English and Chinese)
Tel: +1-212-618-1978
Email: kli@christensenir.com

SOURCE: China Oumei Real Estate Inc.
www.chinaoumeirealestate.com